UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ARIS WATER SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

WESTERN MIDSTREAM AND ARIS WATER SOLUTIONS ANNOUNCE ELECTION DEADLINE FOR ARIS SECURITYHOLDERS TO ELECT FORM OF MERGER CONSIDERATION

AND EXPIRATION OF HART-SCOTT-RODINO ACT WAITING PERIOD

HOUSTON - (PR NEWSWIRE) - September 29, 2025 - Western Midstream Partners, LP (NYSE: WES) (“WES”) and Aris Water Solutions, Inc. (NYSE: ARIS) (“Aris”) jointly announced today that, in connection with WES’s pending acquisition of Aris (the “Transaction”), the deadline for Aris securityholders to elect the form of merger consideration they wish to receive in the Transaction, as described in more detail below, has been set for 5:00 p.m., New York time, on October 7, 2025 (such deadline, as it may be extended, the “Election Deadline”). The Election Deadline is based on WES’s and Aris’s expectation that the Transaction will close on October 15, 2025, subject to the approval of the stockholders of Aris and the satisfaction of other customary closing conditions.

Aris securityholders of record wishing to make an election as to the form of consideration they wish to receive must deliver a properly completed and signed election form or online election (the “Election Form”), together with all required documents and materials, to Computershare Trust Company, N.A. (the “Exchange Agent”) by the Election Deadline. An election will be valid only if a properly completed Election Form, together with all required documents and materials set forth in the Election Form and the instructions thereto, is received by the Exchange Agent by the Election Deadline.

Aris securityholders who hold shares through a bank, broker, or other nominee should contact their bank, broker, or other nominee for instructions on how to make an election for the form of consideration they wish to receive. Such securityholders who hold shares through a bank, broker, or other nominee may be subject to an earlier election deadline and must carefully review and properly complete any election materials they received from their bank, broker or other nominee regarding how to make an election.

As further described in (i) the Agreement and Plan of Merger, dated as of August 6, 2025, by and among WES, Aris and the other parties thereto (the “Merger Agreement”), (ii) the proxy statement of Aris and prospectus of WES (the “Proxy Statement/Prospectus”), included in the registration statement on Form S-4 filed by WES with the Securities and Exchange Commission (the “SEC”), which was declared effective on September 12, 2025, (the “Registration Statement”) and (iii) the Election Form and accompanying election materials, each issued and outstanding share of Class A common stock, par value $0.01 per share, of Aris and each Aris OpCo Stapled Unit (comprising one unit of Aris Water Holdings,

LLC and one corresponding share of Class B common stock, par value $0.01 per share, of Aris) shall, subject to certain exceptions as set forth in the Merger Agreement, have the right to elect to receive: (i) 0.625 common units representing limited partner interests in WES (“WES Common Units” and, such consideration, the “Common Unit Election Consideration”), (ii) a combination of $7.00 in cash (without interest) and 0.450 WES Common Units, or (iii) $25.00 in cash (without interest) (the “Cash Election Consideration”). The Cash Election Consideration is subject to proration to ensure that the total cash consideration payable in the Transaction will not exceed $415.0 million.

Aris securityholders who do not return a properly completed Election Form, together with all required documents and materials set forth in the Election Form and the instructions thereto, to the Exchange Agent by the Election Deadline will be deemed to have elected the Common Unit Election Consideration.

Aris securityholders of record with questions regarding the election materials or election procedures or who wish to request an Election Form and accompanying materials should contact Georgeson LLC, the information agent for the election, at (844) 568-1859 (toll free). Aris securityholders who hold securities through a bank, broker, or other nominee should contact their bank, broker, or other nominee if they do not receive election materials through their bank, broker or other nominee.

Aris securityholders should carefully read the definitive Proxy Statement/Prospectus, the Election Form and all election materials provided to them before making their elections. Any change to the Election Deadline will not alter the deadline for Aris’s securityholders to vote on the proposal to be presented for approval at Aris’s upcoming special meeting of stockholders.

EXPIRATION OF HART-SCOTT-RODINO WAITING PERIOD

WES and Aris also jointly announced today the expiration, on September 26, 2025, of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), in connection with the Transaction. The expiration of the waiting period under the HSR Act satisfies an important condition necessary for the completion of the Transaction.

ABOUT WESTERN MIDSTREAM

Western Midstream Partners, LP (“WES”) is a master limited partnership formed to develop, acquire, own, and operate midstream assets. With midstream assets located in Texas, New Mexico, Colorado, Utah, and Wyoming, WES is engaged in the business of gathering, compressing, treating, processing, and transporting natural gas; gathering, stabilizing, and transporting condensate, natural-gas liquids, and crude oil; and gathering and disposing of produced water for its customers. In its capacity as a natural-gas processor, WES also buys and sells residue, natural-gas liquids, and condensate on behalf of itself and its customers under certain gas processing contracts. A substantial majority of WES’s cash flows are protected from direct exposure to commodity price volatility through fee-based contracts.

For more information about WES, please visit www.westernmidstream.com.

ABOUT ARIS WATER SOLUTIONS, INC.

Aris is a leading, growth-oriented environmental infrastructure and solutions company that directly helps its customers reduce their water and carbon footprints. Aris delivers full-cycle water handling and recycling solutions that increase the sustainability of energy company operations. Its integrated pipelines and related infrastructure create long-term value by delivering high-capacity, comprehensive produced water management, recycling and supply solutions to operators in the core areas of the Permian Basin. Visit www.ariswater.com for more information.

NO OFFER OR SOLICITATION

This communication relates to a proposed business combination transaction between WES and Aris. This communication is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Transaction, WES filed with the SEC the Registration Statement that includes a proxy statement of Aris that also constitutes a prospectus of WES. The Registration Statement was declared effective by the SEC on September 12, 2025. WES filed a final prospectus on September 12, 2025, and Aris filed a definitive proxy statement on September 12, 2025. The Transaction will be submitted to Aris’s securityholders for their consideration at a special meeting on October 14, 2025. WES and Aris have filed and may also file other documents with the SEC regarding the Transaction. The definitive Proxy Statement/Prospectus was mailed first to Aris’s securityholders on September 12, 2025. This document is not a substitute for the Registration Statement and the definitive Proxy Statement/Prospectus that were filed with the SEC or any other documents that WES or Aris have filed or may file with the SEC or send to securityholders of WES or Aris in connection with the Transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF WES AND ARIS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and securityholders can obtain free copies of the Registration Statement and the definitive Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by WES or Aris through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by WES will be made available free of charge on WES’s website at investors.westernmidstream.com, or by directing a request to Investor Relations, Western Midstream Partners, LP, 9950 Woodloch Forest Drive, Suite 2800, The Woodlands, TX 77380, Tel. No. (832) 636-1009. Copies of documents filed with the SEC by Aris will be made available free of charge on Aris’s website at ir.ariswater.com or by directing a request to Investor Relations, Aris Water Solutions, Inc., 9651 Katy Freeway, Suite 400, Houston, TX 77024, Tel. No. (832) 304-7003.

FORWARD-LOOKING STATEMENTS AND CAUTIONARY STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that WES or Aris expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “should,” “foresee,” “plan,” “will,” “guidance,” “outlook,” “goal,” “future,” “assume,” “forecast,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of Aris may not approve the

Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of WES Common Units or Aris’s Class A common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of WES and Aris to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond WES’s or Aris’s control, including those detailed in WES’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at investors.westernmidstream.com and on the SEC’s website at https://www.sec.gov, those detailed in Aris’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Aris’s website at ir.ariswater.com and on the SEC’s website at https://www.sec.gov, and those detailed in the definitive Proxy Statement/Prospectus that is available on the SEC’s website at https://www.sec.gov. All forward-looking statements are based on assumptions that WES or Aris believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and WES and Aris undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

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WESTERN MIDSTREAM CONTACTS

Daniel Jenkins

Director, Investor Relations

Investors@westernmidstream.com

866-512-3523

Rhianna Disch

Manager, Investor Relations

Investors@westernmidstream.com

866-512-3523

ARIS CONTACT

David Tuerff

Senior Vice President, Finance and Investor Relations

(281) 501-3070

IR@ariswater.com

Source: Aris Water Solutions, Inc.